MFS(R) INSTITUTIONAL TRUST
                       MFS(R) INSTITUTIONAL RESEARCH FUND

                      Supplement to the Current Prospectus

Effective immediately the Appendix A to the Prospectus, which identifies the Investment Techniques and Practices used by the MFS Institutional Research Fund, is hereby amended and restated as follows:

     o    A check mark is added to permit futures contracts.


                 The date of this Supplement is January 18, 2002